UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 15, 2010

Cliffs Natural Resources Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square, Cleveland, Ohio	44114-2315
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 216-694-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Cliffs Natural Resources Inc. (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-165376):

1.	Underwriting Agreement, dated as of September 15, 2010, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein.

2.	Form of Second Supplemental Indenture relating to the Company’s 4.80% Notes due 2020.

3.	Form of Third Supplemental Indenture relating to the Company’s 6.25% Notes due 2040.

4.	Opinion of Jones Day.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 15, 2010, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein.

4.3	Form of Second Supplemental Indenture relating to the Company’s 4.80% Notes due 2020.

4.4	Form of Third Supplemental Indenture relating to the Company’s 6.25% Notes due 2040.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ P. Kelly Tompkins
Name:	P. Kelly Tompkins
Title:	Executive Vice President – Legal, Government Affairs and Sustainability and General Counsel and Secretary

Date: September 17, 2010

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 15, 2010, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein.

4.3	Form of Second Supplemental Indenture relating to the Company’s 4.80% Notes due 2020.

4.4	Form of Third Supplemental Indenture relating to the Company’s 6.25% Notes due 2040.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).